RXHIBIT 10.7


                               PURCHASE AGREEMENT


     THIS PURCHASE AGREEMENT (this "Agreement") is made and entered into effective as of the 22 day of February, 2002, by and between In Store Media Systems, Inc., 15423 East Batavia Drive, Aurora Colorado 80011 (the "Seller") and ________ (the "Buyer").

     WHEREAS, the Buyer desires to purchase certain shares (the "Shares") of the Seller's common stock, $.001 par value per share (the "Common Stock"), certain options to purchase Common Stock ("Options") and certain royalty payments from the Seller on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the above recitals (which are an integral part of this Agreement), the terms and conditions hereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Buyer hereby agree as follows:

1. Closing. The closing of the sale of the Shares and the grant of the Options shall take place at the offices of the Seller on the date of this Agreement, or at such time and other place as shall be mutually satisfactory to the Seller and the Buyer (the "Closing Date"). On the Closing Date, the Buyer shall pay the Purchase Price (defined herein) to the Seller and the Seller shall deliver the Shares to the Buyer, and the Buyer and Seller shall execute the Option Agreement in the form attached hereto as Exhibit A.

2. Number of Shares. The number of Shares to be delivered by the Seller to the Buyer on the Closing Date shall be equal to _______, which is the quotient obtained by dividing _________ by 90% of the Market Price of the Common Stock. For purposes of this Agreement, "Market Price" means (a) the average of the daily per share closing prices of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation System for the National Market, ("NASDAQ") or, if such security is not listed or admitted to trading on the NASDAQ, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, in each case for the five (5) trading days immediately preceding the date of this Agreement; or
(ii) if the Common Stock is not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid price of such security on the over-the-counter market as reported by the National Association of Security Dealers, Inc., or a similar generally accepted reporting service, as the case may be, for the five (5) trading days immediately preceding the date of this Agreement. For purposes of clause (a) above, the closing price shall be the last reported sale price or, in the case no such reported sale takes place on such day, the average of the reported closing bid and asked prices. For purposes of clause (b) above, the bid price shall be the lowest bid price as reported in the "pink sheets" published by the National Quotation Bureau, Incorporated.

3. Purchase Price; Payment. The Buyer agrees to purchase the Shares, the Options and the royalty payments from the Seller for an aggregate purchase price of ____________ ($________) (the "Purchase Price"). Payment of the Purchase Price shall be made on the Closing Date.

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4. Representations of the Buyer. The Buyer hereby represents and warrants as follows:

     a. The Buyer has been given access to full and complete information regarding the Seller, the purchase of the Shares, the Options and all matters related thereto (including the opportunity to meet with, ask questions of and receive answers from officers of the Seller and review such other documents, including written information concerning the Shares, as the Buyer may have requested in writing) and has utilized such access to the Buyer's satisfaction.

     b. The Buyer is a sophisticated investor, experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of making an investment in the Shares and the Options and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks (or, in the alternative, has used a knowledgeable representative in connection with the Buyer's decision to purchase the Shares and the Options).

     c. The Buyer understands that an investment in the Shares and the Options is speculative and involves a high degree of risk; that the Buyer believes the investment is suitable based on the Buyer's investment objectives; that the Buyer has adequate means for providing for the Buyer's current financial needs and has no need for liquidity with respect to the Shares and the Options; and that the Buyer can bear the economic risk of holding the Shares and the Options for an indefinite period of time and can afford a complete loss of such investment.

     d. The Buyer has been advised that neither the Shares nor the Options have been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under applicable state securities laws (the "State Laws"), and are sold by the Seller pursuant to exemptions from registration under the 1933 Act and the State Laws; and that the Buyer understands that the Seller's reliance on such exemptions is predicated in part on the Buyer's representations contained herein.

5. Investment Intent; Restrictions on Transfer of Shares.

     a. The Buyer represents and warrants that the Buyer is acquiring the Shares and the Options for the Buyer's own account, for long term investment and without the intention of resale or redistribution. The Buyer has made no agreement with others regarding any of the Shares or the Options, and the Buyer's financial condition is such that it is not likely that it will be necessary for the Buyer to dispose of any of the Shares or the Options in the foreseeable future. The Buyer understands that the Seller does not have any obligation to register the Shares or the Options under the 1933 Act.

     b. The Shares and the Options are being acquired by the Buyer in the Buyer's name solely for the Buyer's own beneficial interest and not as nominee for, on behalf of, for the beneficial interest of, or with the intention to transfer to, any other person, trust, or organization.

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     c. The Buyer understands that (i) the transferability of the Shares and the
     Options are restricted, (ii) neither the Shares nor the Options may be sold unless such sale is made pursuant to registration under the 1933 Act and the State Laws, or an opinion of counsel reasonably acceptable to the Seller that such registration is not required, such opinion to be rendered at the expense of the Buyer.

     d. The Buyer understands that any sale, transfer, pledge or other disposition of the Shares (i) requires conformity with the restrictions contained in this paragraph 5, and (ii) will be further restricted by a legend placed on the certificate(s) representing the Shares and the certificate(s) representing the Options containing substantially the following language:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. No transfer of such shares or any interest therein may be made except pursuant to registration under said laws, unless the company has received an opinion of counsel acceptable to the company stating that such transfer does not require registration under said laws."

     e. The Buyer represents that the Buyer will comply with all applicable federal and state securities laws, rules and regulations in connection with any subsequent resale of the Shares.

6. Royalty Payments to the Buyer.

     Commencing on the date hereof and terminating on the Termination Date (defined below), the Seller shall pay the Buyer a royalty amount equal to one half of one tenth of a cent ($.0005) for each coupon (each, a "Coupon") processed by the Seller or its affiliates through the LGS Coupon Promotion Program as evidenced by a licensing agreement dated as of November 29, 2001 by and between the Seller and Lets Go Shopping, Inc. (the "Royalty Payments"). Said Royalty Payments shall continue until the total amount paid by the Seller to the Buyer for Royalty Payments equals _____________ Dollars ($_______) (such date, the "Termination Date"). The Royalty Payments shall be paid by the Seller within fifteen days of the end of each calendar month, and shall include amounts received with respect to such calendar month for each Coupon duly accepted for redemption by the related retailer; provided, that the Royalty Payments shall not include amounts collected from any retailer in the first calendar month that the Seller receives a payment for a coupon promotion pursuant to the LGS Program from such retailer. The Seller shall also provide a detailed calculation of the Royalty Payments concurrently with each payment. In addition, upon thirty (30) days written notice to the Seller, the Buyer shall have the right either personally, or through its duly authorized agent(s) and/or representative(s) during normal business hours, to review and inspect the books, records and ledgers of the Seller or its affiliates, relating to the number of Coupons processed by the Seller. Such review and inspection shall not be made more frequently than quarterly and shall be at the Buyer's cost and expense.

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7. The Buyer's Piggyback Registration Rights.

     a. If at any time prior to five years after the date of this Agreement, the Seller proposes to register under the 1933 Act (except by a registration statement on Form S-4 or Form S-8 or any successor forms thereto) or qualify for a public distribution under Section 3(b) of the 1933 Act, any of its equity securities or debt securities convertible into equity securities, it will give written notice to the Buyer of its intention to do so and, on the written request of the Buyer given within twenty (20) days after receipt of any such notice (which request shall specify the Shares intended to be sold or disposed of by such Holder and described the nature of any proposed sale or other disposition thereof), the Seller will use its best efforts to cause all such Shares purchased hereunder which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Seller; provided, however, that nothing shall prevent the Seller from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 7(a) is underwritten in whole or in part, or if the Seller retains an agent or agents to assist in its public distribution of securities under Section 3(b) of the 1933 Act, the Seller may require that the Shares requested for inclusion pursuant to Section 7 to be included in the underwriting or public distribution on the same terms and conditions as the securities otherwise being sold through the underwriters. If the registration is for a registered public offering involving an underwriting, and the managing underwriter of the underwriting determines that marketing factors require a limitation of the number of shares to be offered in connection with such underwriting, the managing underwriter may limit the number of Shares to be included in the registration and underwriting. The Seller shall so advise the Buyer, and the number of shares of Common Stock that may be included in the registration and underwriting shall be allocated first to the Seller for securities being sold for its own account and thereafter to the Buyer, pro rata with any other holders of Common Stock having registration rights at the time of the filing of the registration statement. If the Buyer disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Seller.

     b. The Seller hereby indemnifies the Buyer against all losses, claims, damages, and liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus prepared in connection with any registration statement pursuant to this Section 8 (and as amended or supplemented if the Seller shall have furnished any amendments thereof or supplements thereto), any preliminary prospectus or any state securities law filings; (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Seller by the Buyer expressly for use therein (the "Buyer Information"). With respect to the Buyer Information, the Buyer hereby indemnifies and hold harmless the Seller, each of its officers and each person, if any, who controls the Seller within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages, and liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact included in any registration statement or prospectus prepared

                                      -4-

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     in connection with any registration statement pursuant to this Section 8
     (and as amended or supplemented if the Seller shall have furnished any amendments thereof or supplements thereto), any preliminary prospectus or any state securities law filings; (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading.

     c. The registration rights with respect to the Options are set forth in the Option Agreement attached as Exhibit A hereto executed as even date herewith.

8. Miscellaneous.

     a. The Seller and the Buyer acknowledge and agree that the holding period with respect to the Shares purchased by the Buyer pursuant to this Agreement shall commence for purposes of Rule 144 promulgated under the 1933 Act, commencing on the one year anniversary date of this Agreement.

     b. The Buyer has had the opportunity to discuss this Agreement with its accountants and legal counsel, understands the meaning and legal consequences of the agreements, representations and warranties contained herein, and agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and the delivery of the Shares.

     c. This Agreement shall be construed and interpreted in accordance with substantive Colorado law applicable to agreements executed in Colorado, without regard to the provisions thereof relating to conflicts of laws.

     d. The headings on the paragraphs of this Agreement are for convenience of reference only, they do not form a part hereof, and they are in no way to be used in interpreting or construing such paragraphs of this Agreement. e. This Agreement contains the entire agreement of the parties hereto, and any and all agreements, negotiations and discussions, whether written or oral, are hereby superseded by the terms and conditions of this Agreement. This Agreement may not be changed orally but only by an agreement in writing signed by the parties hereto. f. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the personal representatives, successors and assigns of the parties hereto, it being understood, however, that such assignment shall in no way relieve the parties to this Agreement of their responsibilities and obligations under this Agreement.

     g. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of an original executed counterpart of this

     Agreement. Any party delivering an executed counterpart of this Agreement by facsimile shall also deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.



                            [EXECUTION PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

BUYER:                                        SELLER:

                                              IN STORE MEDIA SYSTEMS, INC.


                                              By:
-------------------------------------              -----------------------------
[Name]                                        Name:
                                                   -----------------------------
                                              Its
                                                 -------------------------------





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



                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                                [TO BE ATTACHED]